UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number) 430 East 29th Street, 14th Floor New York, NY, 10016 (Address of Principal Executive Office)	22-0790350 (IRS Employer Identification Number)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Financial Information Related to Celgene Transaction

Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) is filing this Current Report on Form 8-K to provide certain financial information with respect to Celgene Corporation (“Celgene”) and Bristol-Myers Squibb’s planned acquisition of Celgene. As previously disclosed in its Current Report on Form 8-K filed on January 3, 2019, Bristol-Myers Squibb and Burgundy Merger Sub, Inc., a wholly owned subsidiary of Bristol-Myers Squibb (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Celgene. The Merger Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Celgene, with Celgene surviving as a wholly owned subsidiary of Bristol-Myers Squibb.

Included in this Current Report on Form 8-K are (a) Celgene's unaudited condensed consolidated financial statements and related notes for the three-months ended March 31, 2019, which are included as Exhibit 99.1 and (b) the unaudited pro forma condensed combined financial information of Bristol-Myers Squibb giving effect to the acquisition of Celgene (the “pro forma financial information”), which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2019, the unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2018 and for the three-months ended March 31, 2019, and the notes related thereto, which is included as Exhibit 99.2.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that Bristol-Myers Squibb and Celgene would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after Bristol-Myers Squibb’s planned acquisition of Celgene is consummated.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements.

The unaudited condensed consolidated financial statements of Celgene Corporation and related notes for the three-months ended March 31, 2019, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial information of Bristol-Myers Squibb Company, giving effect to the acquisition of Celgene Corporation, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2019, the unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2018 and for the three-months ended March 31, 2019, and the notes related thereto, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	The unaudited condensed consolidated financial statements of Celgene Corporation and related notes for the three-months ended March 31, 2019.
99.2
Unaudited pro forma condensed combined financial information of Bristol-Myers Squibb Company giving effect to the acquisition of Celgene Corporation, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2019, the unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2018 and for the three-months ended March 31, 2019, and the notes related thereto.

EXHIBIT INDEX

Exhibit No.	Description

99.1	The unaudited condensed consolidated financial statements of Celgene Corporation and related notes for the three-months ended March 31, 2019.
99.2
Unaudited pro forma condensed combined financial information of Bristol-Myers Squibb Company giving effect to the acquisition of Celgene Corporation, which includes the unaudited pro forma condensed combined balance sheet as of March 31, 2019, the unaudited pro forma condensed combined statement of earnings for the year ended December 31, 2018 and for the three-months ended March 31, 2019, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 1, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary